_____________________________________________________________________________________________

ANNUAL REPORT

_____________________________________________________________________________

Upright Growth Fund

_____________________________________________________________________________________________

September 30, 2002

_____________________________________________________________________________________________

___________________________________________________________________________________________

TABLE OF CONTENTS

Shareholder Letter

1

Statement of Investment in Securities

4

Statement of Assets and Liabilities

8

Statement of Operations

9

Statements of Changes in Net Assets

10

Notes to the Financial Statements

11

Financial Highlights

13

Independent Accountants’ Report

14

_____________________________________________________________________________________________

                                                                                                             November 26, 2002

Dear Investor:

We are presenting you with the Annual Report of the Upright Growth Fund for the year ended September 30, 2002.  For this one-year period, the Fund produced a total return of (36.30)%.  This compares to (20.5)% for the S&P 500 (large companies) and (21.79)% for the NASDAQ Composite Index (mostly high-tech companies).

Market Review

The current bear market, which started April of 2000, has passed 900 days. The severity of the downturn and the length of the duration have been the one of worst of the past 100 years. Some High-tech stocks lost as much as 85 % to 90% from its peak, among them some are well know companies such as Cisco System Inc. and Nokia Corp. Not only the High-tech companies have suffered severe damages, but also the blue chip companies such as General Electric, Disney World, Home Depot and Schering-Plough. Many lost substantial value, as much as 50 % or more from their peaks.

Why we still have so much confidence

We are still confident about U.S. economy as well as our fund.

For our fund, we purchased a lot of securities at what we believe to be the reasonable prices, in contrast to some portfolios that purchased securities at their peaks, held them and watched prices to come down. For example, we successfully sold some positions of Verisign Inc (an internet company) at around $208, then waited until it was off for almost 94% and purchased some back at $15. However, the stock kept losing ground until it hit the bottom at $ 5 and bounced back. We believe at $208 it was overvalued, and at $5 it is undervalued. It will recover to its fair value once the market trend turns around. Especially with Verisign’s reasonable earnings and minimal debt, it has a good chance to survive and recover to our entry point or higher.

In addition, the defensive strategy we have adopted during first two years of the market downturn (2000 and 2001) provided significant help to the fund. In 2000 and 2001, the fund lost 7.2% and 5.84% respectively (without reflecting sales charge), outperforming the market (as represented by S&P 500 index which lost 9.1% and 11.8% in 2000 and 2001, respectively). Our defensive strategy of last two years did help us to reserve some cash and suffer less damage, which enabled us to be better prepared in facing the new challenges.

We cannot predict the exact market bottom and were a little early to start our offensive strategy (adopted last April). That was the major reason the fund lagged the market during this period.  However, we believe the recent market drop was overdone and once it starts to turn, we do have good chances to gain our strength back.

For the U.S. economy, we also have confidence. Many investors would ask, “What happened to the U.S.? Was the U.S. economy destroyed by this?”  Our view is optimistic but tactical. This view is different from our view at beginning of year 2000, when the market was at its peak, which was tactical but cautious.

The market is always driven up and down by “greed” and “ fear”. In fact, at the current “fear-dominated” market, we know that the U.S. investment environment is not nearly as bad as it seems to be to many investors. Let me explain:

1.

As far as industry is concerned, the current U.S. high tech (both hardware and software), pharmaceutical (including biochemical technologies) and banking industry are all leaders of the world.

2.

Many investors worry that there is a possibility of U.S. economy following in the steps of Japanese economy. My answer is “No”. There are many reasons for the Japanese economy’s 10-year recession, among them is the problem with its banking industry. Japanese banking industry involves enormous amount of bad debt, which will prevent it from a complete recovery within a short period of time. This is not the case with the U.S.

3.

This bear market is not the first one in the past 70 years. Since the great recession of 1929 through 1998, the U.S. market has experienced many economic downturns. With that, the average return of the market is still maintained at about 12% annually.  Even if we include this recession of past two and half years, the average return should still be about 8-10%. Most importantly, we should keep in mind that the solid fundamentals of U.S. economy accumulated in the past 70 years are superior to any other countries in the world.

4.     Many people worry about the recent problem of accounting irregularities. Certainly, the dishonest reporting of Enron and Worldcom is shameful.  Many people start to imagine that all of the companies might have problems of the same nature.  This pessimistic mindset is one of the major driving forces for the current severe market downturn. Honestly, comparing to the massive dishonest practice in 1929, this accounting irregularity is trivial. In August of 2002, the SEC requested CEO’s of many large companies to personally certify the fairness of their accounting records. The cases of necessary adjustments are rare and can certainly be considered as isolated incidences. Yes, there are dishonest managements; however, the situation is not nearly as bad as stressed by the media. Opportunity exists. Especially when we see that many companies are not only under fine management, but also have declared dividends from 4% to 7% annually, their stock price still has been depressed to an extremely low level, as low as the level normally conceived as an indication of bankruptcy.

Investment Strategy

It is fair to say that many company’s stock prices have been significantly undervalued. We feel that the economic recovery is on the way, and the equity market, as one of the economic indicators, will show its signs of coming back in the near future. Unfortunately, economic changes are dynamic and take time. They cannot be completed overnight. Patience is what we need to face this rare market disaster. Fortunately, our cash on hand of about 15% will enable us to pick stocks with a solid foundation and potential at a pace of our choice. In addition, some of the defensive stocks within our present portfolio, such as pharmaceutical shares and high tech companies with solid fundamentals, are believed to become the leaders of next economic stage.

Final Thoughts

It can be reasonably believed that there is a good chance that the market has reached its bottom and the recovery will happen next year. The present market looks discouraging, however, we see opportunities behind it. The history of U.S. economy confirmed this fact repetitively in the past 100 years.

Do not let the “greed” and “fear” determine the fate of your investment. Thank you for your patience.

 Sincerely,

/s/David Y. S.  Chieuh

David Y.S. Chiueh

Portfolio Manager

[GRAPH OMITTED]

This chart assumes an initial gross investment of $10,000 made on January 21, 1999 (commencement of operations).  Returns shown assume reinvestment of all dividends.  Performance reflects expense reimbursements and fee waivers in effect and do not reflect the sales charges.  Absent expense reimbursement and fee waivers, total returns would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

STATEMENT OF INVESTMENT IN SECURITIES

September 30, 2002

	Number of Shares	Market Value

COMMON STOCKS - 83. 60%

Auto/Truck - 1. 07%
General Motors Corp.	600	$ 23,340

Bank - 3. 41%
Bank of America Corp.	700	44,660
Bank One Corp.	800	29,920
		74,580

Biotechnology - 6. 20%
Amgen, Inc. *	880	36,696
Biogen, Inc. *	500	14,635
Genetech, Inc. *	2,000	65,260
Millennium Pharmaceutical, Inc. *	2,000	18,640
		135,231

Computer - 2. 91%
Adaptec, Inc. *	2,500	11,025
Brocade Communications *	2,000	15,060
Dell Computer *	1,400	32,914
Palm, Inc. *	2,483	1,837
Sun Microsystems, Inc. *	1,100	2,849
		63,685

Consumer - . 68%
Gillette Co.	500	14,800

Defence - 3. 12%
Boeing Co.	2,000	68,260

Diversified Company - 1. 29%
Tyco International Ltd.	2,000	28,200

Electronics - 1. 31%
AVX Corp.	800	6,928
Corning, Inc.	2,600	4,160
JDS Uniphase Corp. *	1,000	1,948
RF Micro Devices, Inc. *	400	2,400
Sanmina Corp. *	2,500	6,925
Solectron Corp. *	3,000	6,330
		28,691
Energy - . 86%
Calpine Corp. *	7,600	18,772

Entertainment - .75%
Eastman Kodak Co.	600	16,344

See accompanying notes to financial statements.

STATEMENT OF INVESTMENT IN SECURITIES (CONTINUED)

September 30, 2002

	Number of Shares	Market Value
Financial Service - 2. 60%
Advanta Cl A	600	6,030
Cendant Corp. *	1,000	10,760
Citigroup, Inc.	400	11,860
Countrywide Credit Industries, Inc. *	500	23,575
Knight Trading Group, Inc. *	1,200	4,500
		56,725
Food - 1. 92%
Campbell Soup Co.	700	15,456
Kellogg Co.	800	26,600
		42,056
Healthcare - 5. 49%
Pacificare Health Systems, Inc. *	5,200	120,068

Household - .12%
Salton, Inc. *	300	2,553

Industrial Service - . 21%
Wackenhut Corrections Corp. *	400	4,536

Internet - 2. 38%
AOL Time Warner, Inc.*	2,000	23,400
Verisign, Inc. *	3,215	16,236
Yahoo! Inc. *	1,300	12,441
		52,077
Leisure - . 67%
Callaway Golf Co. *	1,400	14,560

Machinery - . 85%
Caterpillar, Inc.	500	18,610

Medical - 20. 00%
Boston Scientific Corp. *	3,000	94,680
Bristol-Myers Squibb Co.	3,000	71,400
Elan Corp Plc. ADR	9,671	18,665
McKesson H Boc, Inc.	900	25,497
Merck & Co., Inc.	2,000	91,420
Natrol, Inc. *	5,000	5,500
Schering-Plough Corp.	3,800	81,016
Watson Pharmaceuticals, Inc. *	2,000	49,020
		437,198
Networks - 2. 14%
Cisco Systems, Inc. *	1,900	19,912
Extreme Networks *	700	2,947
Juniper Networks, Inc. *	3,000	14,400
MDSI Mobile Data Solutions, Inc. *	3,000	9,300
		46,559

See accompanying notes to financial statements.

STATEMENT OF INVESTMENT IN SECURITIES (CONTINUED)

September 30, 2002

	Number of Shares	Market Value
Oil - .19%
Transocean Inc. *	200	4,160

Semiconductor - 3. 93%
Applied Materials, Inc. *	1,000	11,550
Genesis Microchip, Inc. *	4,000	30,680
Intel Corp.	400	5,556
LSI Logic Corp. *	2,500	15,875
Micron Technology, Inc. *	1,800	22,266
		85,927

Software and Services - 8. 23%
Check Point Software Technologies, Ltd. *	4,100	56,334
Computer Associates International, Inc.	4,000	38,400
First Data Corp.	400	11,180
Microsoft Corp. *	500	21,870
Oracle Corp. *	2,100	16,506
SAP AG ADR	300	3,375
Veritas Software Corp.*	2,200	32,362
		180,027

Storage Technology - 3. 41%
EMC Corp. Mass *	3,500	15,995
Network Appliance, Inc. *	8,000	58,640
		74,635

Telecommunication - 7. 20%
AT&T Corp.	1,600	19,216
Ciena Corp. *	1,400	4,158
LM Ericsson Telephone Co. ADR	8,000	2,880
Lucent Technologies, Inc.	3,000	2,280
Motorola, Inc.	1,200	12,216
Nippon Telephone & Telegraph Corp. ADR	200	3,254
Nokia Corp. ADR	400	5,300
Nortel Networks limited	4,500	2,430
SBC Communications	400	8,040
Scientific Atlanta, Inc.	7,000	87,570
Telephone & Data Systems, Inc.	200	10,090
		157,434
Textile - 1.19%
Nautica Enterprises, Inc. *	1,600	16,640
Tommy Hilfiger Corp. *	1,000	9,350
		25,990

Tobacco - 1. 42%
Phillip Morris Companies, Inc.	800	31,040

See accompanying notes to financial statements.

STATEMENT OF INVESTMENT IN SECURITIES (CONTINUED)

September 30, 2002

	Number of Shares	Market Value
Transportation - . 05%
Continental Airlines, Inc. *	200	1,078

Total Common Stocks (Cost $3,573,208)	1,827,136

Short Term Investments - 16. 84%
Fifth Third Bank Repurchase Agreement
1. 350% due 10/1/02	217,978	217,978
Money Market Fund - Brown & Co	150,111	150,111
		368,089

Total Investments (Cost $3,941,297)		2,195,225
Other Assets Less Liabilities (. 44%)		(9,643)
Total Net Assets 100.0%		$2,185,582

* Non-income producing security

ADR - American Depository Receipt

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002

ASSETS:
Investments, at market value (identified cost $3,941,297)	$2,195,225
Dividends receivable	2,012
Receivable for investments sold	7,108
Total Assets	2,204,345

LIABILITIES:
Investment advisory fees accrued	8,776
Administrative fees accrued	2,633
Custody fees accrued	658
Professional fees accrued	5,108
Trustee fees accrued	324
Registration fees accrued	1,264
Total Liabilities	18,763

NET ASSETS	$2,185,582

NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$4,060,199
Accumulated undistributed:
Net investment loss	(81,022)
Net realized loss on investment transactions	(47,523)
Net unrealized depreciation on investments	(1,746,072)

Total Net Assets	$2,185,582

Shares outstanding
(Unlimited number of shares authorized, $1.00 par value)	396,354

Net Asset Value, Redemption Price Per Share	$ 5.51

Maximum offering price per share (3% sales charge)	$ 5.68

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended September 30, 2002

INVESTMENT INCOME:
Dividend income	$ 19,168
Interest income	5,644
Total Investment Income	24,812

EXPENSES:
Investment advisory fees	42,090
Administrative fees	12, 627
Custody fees	3,650
Professional fees	70
Trustee fees	1,095
Registration fees	1,376
Insurance fees	754
Total Expenses	61,662

NET INVESTMENT LOSS	(36,850)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(39,132)
Net unrealized depreciation on investments	(1,161,809)
Net realized and unrealized loss on investments	(1,200,941)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,237,791)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                      Years Ended September 30,

	2002	2001

OPERATIONS:
Net investment loss	$ (36,850)	$ (23,684)
Net realized loss on investments	(39,132)	(7,479)
Net unrealized depreciation on investments	(1,161,809)	(940,946)
Net decrease in net assets from operations	(1,237,791)	(972,109)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,128,453	1,331,691
Payments for shares redeemed	( 26,260	-
Net increase in net assets from capital
share transactions	1,102,193	1,331,691

TOTAL (DECREASE) INCREASE IN NET ASSETS	(135,598)	359,582

NET ASSETS:
Beginning of period	2,321,180	1,961,598

End of period [including undistributed net
investment loss of $(23,684)]	$2,185,582	$2,321,180

CHANGES IN SHARES OUTSTANDING:
Shares sold	130,629	120,837
Shares redeemed	(2,668)	____-____

Net increase in shares outstanding	127,961	120,837

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2002

 1. ORGANIZATION

The Upright Investments Trust (“the Trust) was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an open end, diversified management investment company under the Investment Company Act of 1940.  The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares.  The Trust presently consists of one diversified investment portfolio, Upright Growth Fund (the “Fund”).  The principal investment objective of the Fund is to provide long-term growth of capital, with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles.

a)   Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Common stocks which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices.  Unlisted equity securities for which market quotations are readily available and options are valued at the current bid prices.  Debt securities which will mature in more than 60 days will be valued at the latest bid prices furnished by an independent pricing service.  Short-term instruments with a remaining maturity of 60 days will be valued at the latest bid prices furnished by an independent pricing service. Short-term instruments with a remaining maturity of 60 days will be valued at amortized cost, which approximates market value.  Other assets and securities for which no quotations are        readily available are valued at fair value as       determined by the Upright Financial Corporation

        (“Adviser”) in accordance with procedures

       approved by the Board of Directors.

b)   Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.  At September 30, 2002, the Fund had a net capital loss carryover of approximately $44,000 available to offset future net capital gains and thereby reduce further taxable distributions.

c)      Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid annually.  Distributions of the Fund’s net realized capital gains, if any, will be declared at least annually.  Distributions of the Fund’s net realized capital gains, if any, will be declared at least annually.  Distributions are recorded on the ex-dividend date.

The fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP.  These reclassifications are due to differing treatment for items such as deferral of wash sales, net operating losses and post-October capital losses.

d)     Other - Investment and shareholder transactions are recorded on the trade date.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

e)     Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of         the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2002

f)   Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3. INVESTMENT TRANSACTIONS

 The aggregate amounts of security transactions during the year ended September 30, 2002 (excluding repurchase agreements and short-term securities), were as follows:

                                        Other than

                                        U.S. Govt.            U.S. Govt.

                                        Securities             Securities

Purchases

    $1,601,842                  -

Proceeds from sales           224,814                  -

4. INVESTMENT ADVISORY AND OTHER               AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Upright Financial Corporation (“Adviser”).  Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated at an annual rate of 1.50% of its average daily net assets.  The Fund has accrued $8,776 of adviser fees through September 30, 2002.  During the year ended September 30, 2002 the fund paid $67,280 in advisory fees.

Upright Financial Corporation is the Fund’s administrator (the“Administrator”). As compensation for the services rendered to the Fund, the Administrator is entitled to receive a fee calculated at an annual rate of. 45% of its average daily net assets.  The Fund has accrued $2,633 of administrative fees through September 30, 2002. During the year ended September 30, 2002, the Fund paid $20,184 in administrative fees.

Mutual Shareholder Services serves as transfer agent and Fifth Third Bank serves as custodian.

David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser.  He is also an officer and trustee of the Fund

5. SALES CHARGE

The sales charge of the Fund are outlined below:

Investment

Up to $49,999

3.00%

3.09%

$50,000-$99,999

2.50%

2.56%

$100,000-$249,999

2.25%

2.30%

$250,000-$499,999

1.75%

1.78%

$500,000-$749,999

1.50%

1.52%

$750,000-$999,999

1.25%

1.27%

$1 million and up

0.75%

0.76%

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period.

Year ended September 30,	Inception January 21, to September 30,

	2002	2001	2000	1999

PER SHARE DATA
Net asset value, beginning of period	8.65	$13.29	$10.08	$10.00

Investment operations:
Net investment loss	(0.09)	(0.11)	(0.18)	0.03
Net realized and unrealized gain (loss) on investments	(3.05)	(4.53)	3.41	0.05
Total from investment operations	(3.14)	(4.64)	3.23	0.08

Less distributions:
From net investment income - -	.02 -
Net asset value, end of period	$5.51	$ 8.65	$13.29	$10.08
TOTAL RETURN[1]	(36.24)%	(34.91)%	32.06%	0.80%[2]

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$2,186	$2,321	$1,962	$ 811
Ratio of net expenses to average net assets	2.24%	2.85%	3.21%	1.95%[3]
Ratio of net investment income (loss) to average net assets	(1.91)%	(1.05)%	(1.47)%	0.47%[3]
Ratio of net expenses to average net assets - without fee waiver	2.24%	2.85%	3.21%	5.47%[3]
Ratio of net investment income to average net assets - without fee waiver	(1.91)%	(1.05)%	(1.47)%	(3.05)%[3]
Portfolio turnover rate	9.52%	19.16%	19.88%	8.87%

1 Total returns do not include the one-time charge.

2 Total return is not annualized.

William A. Meyler, P.C.

Certified Public Accountants

One Arin Park

1715  Highway 35

Middletown, NJ 07748

732-617-2244

INDEPENDENT ACCOUNTANTS’ REPORT

Board of Trustees

Upright Growth Fund

Livingston, New Jersey

We have audited the accompanying statement of assets and liabilities of the Upright Growth Fund, as of September 30, 2002 and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended September 20, 2002.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial statements of Upright Growth Fund, for the year ended September 30, 2001 and the financial highlights for each of the periods ending September 2001 and 2000 and for the period inception January 1999 to September 30, 1999 were audited by other accountants whose report dated October 19, 2001 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures with respect to unsettled portfolio security transactions.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Upright Growth Fund as of September 30, 2002, the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

                                                /s/  William A. Meyler P.C.

Middletown, NJ

November 25, 2002

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  A majority of Upright‘s board members are independent, meaning that they have no affiliation with Upright or the funds they oversee.

The Fund is not part of a “fund complex”.  The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With Trust	Principal Occupations (Past 5 Years)	Other Directorships Held by Trustee
David Y.S. Chiueh[1] 615 west Mt. Pleasant Ave Livingston, NJ 07039	Trustee since 1998; Chairman of the Board and Chief Executive Officer since 1998	President of the Investment Adviser since 1990. He is Certified Financial Planner since 1991.	None

1 David Y.S Chiueh is “interested persons” of the Trust because he is officer of the Trust.  In addition, he may be deemed to be “interested persons” of the Trust because he is  officer of the Fund’s adviser.

The following table provides information regarding each Trustee who is a “Non-interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With Trust	Principal Occupations (Past 5 Years)	Other Directorships Held by Trustee
Wellman Wu Kam Man Food Inc. 511 Old Post Road Edison, NJ 08817	Trustee since 1998

President of Kam Man Food Corp. in New Jersey since 1996 and Vice-president of Kam Man Food Inc. in New York since 1972. He also served as President of Kam Kuo Food Corp. in New York since 1992. The Kam Man Group is one of biggest supermarket of Chinese food in the east coast.

None
Bing B. Chen 271 North Livingston Ave. Livingston, NJ 07039	Trustee since 1998	President of Great China Chartering & Agency Corp., a shipping brokerage firm since 1997.	None

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request by calling the Fund at 73-533-1818.

Investment Adviser & Administrator

Upright Financial Corporation

615 West Mt. Pleasant Avenue

Livingston, NJ 07039

Custodian

Fifth Third Bank Corporation

38 Fountain Square Plaza

Cincinnati, OH 45263

Independent Auditors

William A. Meyler, P.C.

One Arin Park

1715 Highway 35

Middletown, NJ 07748

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, OH 44141

Underwriter

Maxus Securities Corp.

8869 Brecksville Road, Suite C

Brecksville, OH 44141

Trustees

David Y.S. Chiueh

Wellman Wu

Bing B. Chen